February 3, 2003


                              LEONETTI GROWTH FUND,
                  a series of Professionally Managed Portfolios

                        Supplement dated February 3, 2003
                    To the Prospectus dated October 28, 2002
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     The Board of Trustees of Professionally Managed Portfolios has consented to liquidate the Leonetti Growth Fund (the "Fund") by February 27, 2003, but you are welcome to redeem your shares before that date. As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund as of the date of this supplement. If the Fund has not received your redemption request by February 27, 2003, your shares will be redeemed in cash on February 27, 2003 and the Fund will send you a check for your share of the liquidation proceeds, subject to any required withholding. Checks will be issued to all shareholders and mailed to the address of record on each account.

     Note to IRA Shareholders: If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. Unless you notify UMB Investment Services Group (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding when your proceeds are sent to you on or before February 27, 2003. Please call (800) 537-3585 for more information.


               Please retain this Supplement with the Prospectus.